SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

NATIONS BALANCED TARGET MATURITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Nations Balanced Target Maturity Fund, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 11, 2003

TO THE STOCKHOLDERS OF

  NATIONS BALANCED TARGET MATURITY FUND, INC.:

      Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of Nations Balanced Target Maturity Fund, Inc. (the “Company”) will be held on Thursday, July 11, 2003 at 10:30 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

      (1) To elect one Director to serve a three-year term of office; and

      (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

      The Board of Directors of the Company has fixed the close of business on May 23, 2003 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

      YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

By Order of the Board of Directors.

ROBERT B. CARROLL
Secretary

May 30, 2003

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS

OF THE NUMBER OF SHARES THAT YOU OWN.
PLEASE MARK, SIGN, DATE AND RETURN YOUR
PROXY CARD IMMEDIATELY.

      SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. (“BANK OF AMERICA”) OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

      BANK OF AMERICA AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

Nations Balanced Target Maturity Fund, Inc.
One Bank of America Plaza
Charlotte, North Carolina 28255
(800) 321-7854

Proxy Statement

Annual Meeting of Stockholders

July 11, 2003

      This Proxy Statement is being furnished to holders of common stock (“Stockholders”) of Nations Balanced Target Maturity Fund, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on July 11, 2003 at 10:30 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

      The Board of Directors has fixed May 23, 2003 (the “Record Date”) as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 5,231,356 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about May 30, 2003.

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

      All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company or Banc of America Capital Management, LLC (“BACAP”), the Company’s investment adviser.

PROPOSAL: ELECTION OF DIRECTOR

      At the Annual Meeting, the Stockholders of the Company will be asked to vote for Thomas F. Keller as nominee for Director (the “Nominee”) with a term to expire in 2006 or earlier, if the Company is terminated. If elected, the Nominee will serve until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are A. Max Walker, whose term will expire in 2004, and William H. Grigg, whose term will expire in 2005. Although the Board of Directors expects that the Nominee will be available for election, in the event of death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.

      The Board of Directors unanimously recommends that you vote to elect the Nominee.

The Board of Directors, Principal Officers and Significant Employees

      The Nominee, along with the other Directors, principal officers and significant employees of the Company are listed below together with their age, address, position held with the Company, principal occupation during the past five years, number of portfolios in the Nations Funds complex overseen by the Directors, and other principal business affiliations. All of the Directors of the Company are “independent.”

Number
of
Portfolios
in Fund
	Position			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

(Nominee) Thomas F. Keller Age: 71 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director	Term of Office: through 2003 Length of Service 9 years	R.J. Reynolds Industries Professor of Business Administration, Fuqua School of Business, Duke University	85	Director, Wendy’s
International, Inc.
(restaurant
operating and
franchising);
Director, Dimon,
Inc. (tobacco);
Director,
Biogen, Inc.
(pharmaceutical
biotechnology); and Trustee, Nations Funds Family (6 other registered investment companies).

William H. Grigg Age: 70 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director	Term of Office: through 2005 Length of Service: 9 years	Retired; Chairman Emeritus since July 1997, Chairman and Chief Executive Officer through July 1997—Duke Power Co.	85	Director, The Shaw Group, Inc.; Director and Vice Chairman, Aegis Insurance Services, Ltd. (a mutual fund insurance company in Bermuda); and Trustee, Nations Funds Family (6 other registered investment companies).

Number
of
Portfolios
in Fund
	Position			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

A. Max Walker Age: 81 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director and Chairman of the Board	Term of Office: through 2004 Length of Service: 9 years	Independent Financial Consultant	85	Trustee, Nations Funds Family (6 other registered investment companies)

Robert H. Gordon Age: 41 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	President	Term of Office: Indefinite Length of Service: 5 years	President of the Company, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since March 1998. President, Trustee and Vice-Chairman of the Boards of Nations Funds Trust, Nations Separate Account Trust and Nations Master Investment Trust since October 2002; Director, BACAP (or its predecessors) since February 1998; President and Chief Executive Officer, BACAP since March 2002 and Co-Chairman of the Board, BACAP since January 2000; Senior Vice-President, BACAP (or its predecessors) 1995-February 1998; Senior Vice President, Bank of America since 1993.	n/a	n/a

Number
of
Portfolios
in Fund
	Position			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

Edward D. Bedard Age: 45 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Chief Financial Officer	Term of Office: Indefinite Length of Service: 6 years.	Chief Financial Officer of the Company, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1997; Chief Financial Officer of Nations Funds Trust, Nations Separate Account Trust and Nations Master Investment Trust since October 2002; Director, BACAP (or its predecessors) since 1997; Senior Vice President, Chief Operating Officer, BACAP (or its predecessors) since 1996; Chief Administrative Officer and Treasurer, BACAP since January 2000.	n/a	n/a

Gerald Murphy Age: 43 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Treasurer	Term of Office: Indefinite Length of Service: 4 years.	Treasurer of the Company, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1999; Treasurer of Nations Funds Trust, Nations Separate Account Trust and Nations Master Investment Trust since January 2003; Senior Vice President, BACAP (or its predecessors) since 1998; Vice President, Citibank 1997-December 1998.	n/a	n/a

Number
of
Portfolios
in Fund
	Position			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

Robert B. Carroll Age: 43 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Secretary and Chief Legal Officer	Term of Office: Indefinite Length of Service: 6 years.	Secretary of the Company, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1997; Secretary of Nations Funds Trust, Nations Separate Account Trust and Nations Master Investment Trust since January 2003; Chief Legal Officer of each of the above entities since May 2003; Associate General Counsel, Bank of America Corporation since 1999; Assistant General Counsel, Bank of America Corporation 1996-1999.	n/a	n/a

      Set forth in the table below is the dollar range of equity securities in the Company and the aggregate dollar range of equity securities in the Nations Funds closed-end fund family of investment companies owned by each Director.

Aggregate Dollar Range
	Dollar Range	of Equity Securities in
	of Equity	All Closed-End Funds
	Securities	Overseen by Director
	in the	in Family of
Name of Director	Company*(1)(3)	Investment Companies*(2)

William H. Grigg	A	B
Thomas F. Keller	A	B
A. Max Walker	A	A

*	Key to Dollar Ranges

      A. None
      B. $1—$10,000
      C. $10,001—$50,000
      D. $50,001—$100,000
      E. over $100,000

[1]	This information has been furnished by each Director as of December 31, 2002 and all shares were valued as of December 31, 2002. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
[2]	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.
[3]	Less than 1% of the outstanding shares of the Company.

     No Director or their immediate family members owns beneficially or of record any class of securities in BACAP or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with BACAP.

      For the fiscal year ended March 31, 2003, each Director attended each of the four regular meetings of the Board and, as appropriate, all meetings of the committees of the Board.

     Committees of Directors

      The Board has an Audit Committee and a Governance Committee.

  Audit Committee

      The Board’s Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company’s Board, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee is responsible for, among other things, conferring with the Company’s independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company’s independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company’s audited financial statements for the year ended March 31, 2003. The Audit Committee also has met with the Company’s independent public accountants and discussed with them certain matters required under SAS 61 (an auditing standard) including, but not limited to, the scope of the Company’s audit, the Company’s financial statements for the year ended March 31, 2003 and the Company’s internal controls. The Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

      Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company’s audited financial statements be included in the Company’s Annual Report to Shareholders for the year ended March 31, 2003 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

      Messrs. Grigg, Keller and Walker are members of the Company’s Audit Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company’s Audit Committee.

  Governance Committee

      The Board’s Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company’s Board, the Governance Committee’s primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended March 31, 2003.

      Messrs. Grigg, Keller and Walker are members of the Company’s Governance Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company’s Governance Committee.

Compensation of Management

      The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended March 31, 2003. Officers of the Company are employed by BACAP and receive no compensation or reimbursements from the Company.

COMPENSATION TABLE

		Pension or		Total
		Retirement		Compensation
		Benefits	Estimated	from the
	Aggregate	Accrued as	Annual	Company and
	Compensation	Part of	Benefits	the Fund
	from the	Fund	Upon	Complex Paid
Name of Director	Company(1)	Expenses	Retirement	to Directors(2)

William H. Grigg	$3,000	N/A	N/A	$140,800
Thomas F. Keller	3,000	N/A	N/A	138,100 (3)
A. Max Walker	3,000	N/A	N/A	159,250

[1]	The Company pays the Chairman of the Board and each Director $1,000 per year, and $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
[2]	The Fund Complex consists of 7 registered investment companies, including the Company (which house an aggregate of 85 series).
[3]	Includes $115,219 deferred compensation.

VOTING MATTERS

Procedural Matters

      Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 5,231,356 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The Nominee will be elected by a majority of the votes cast. Shareholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

      Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as a Director of the Company the Nominee named in the Proxy Statement for the term indicated. Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, the proposal.

      If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

      The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

      Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

Solicitation of Proxies and Payment of Expenses

      The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BACAP. Compensation for such services will be paid by the Company or BACAP, except that officers or employees of the Company will not be compensated for performing such services.

OTHER INFORMATION

Substantial Stockholders

      The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: Karpus Management, Inc. d/b/a/ Karpus Investment Management, 183 Sullys Trail, Pittsford, NY 14534, beneficially owns (based on a Schedule 13D/A filing made on May 9, 2003), as a result of shared dispositive voting power, 690,140 shares of the Company equaling 13.19% of the Company’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the officers and directors of the Company and BA Advisors and BACAP, and affiliated persons of BA Advisors and BACAP, and persons who beneficially own more than 10% of the Company’s shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2002, all filing requirements applicable to such persons were complied with.

Additional Information

      The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC’s website at www.sec.gov.

      BACAP, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser of the Company.

Future Stockholder Proposals

      In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2004, unless the Company is terminated beforehand, such proposal must be received by the Company on or before November 17, 2003.

Selection of Independent Accountants

      The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP (“PwC”), independent accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2004. Representatives of PwC are not expected to be present at the Annual Meeting.

      Audit Fees. The aggregate fees for the most recent fiscal year ended March 31, 2003 for professional services rendered by PwC for the audit of the Company’s annual financial statements to be included in the Company’s Annual Report to Shareholders were $31,500.

      Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BACAP and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

      All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $58,800. These fees include fees for non-audit services provided to the Company, BACAP, and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company.

      In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BACAP and/or any entity controlling, controlled by or under common control with BACAP that provides services to the Company is compatible with maintaining the independence of PwC.

Other Matters

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

PROXY CARD

NATIONS BALANCED TARGET MATURITY FUND, INC.
Annual Meeting of Stockholders
July 11, 2003

      The undersigned hereby appoints each of Robert B. Carroll and Gerald Murphy (each a “Proxy” and together, the “Proxies”) attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Balanced Target Maturity Fund, Inc. (the “Company”) to be held at Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:30 a.m. (Eastern time) on Friday, July 11, 2003, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MAY 30, 2003.

      THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

(Continued on other side)

(1) ELECTION OF DIRECTOR

Please vote by filling in one of the boxes below

Nominee	FOR	WITHHOLD AUTHORITY
Thomas F. Keller	[ ]	[ ]

      In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

_________________________________________________, 2003
(Please Date)

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

Signature(s)	(Sign in the Box)